1 Pilgrim’s Pride Ends Fiscal Year 2017 with Net Sales of $10.77 Billion, Operating Income of 10% and Record GAAP EPS of $2.79 GREELEY, Colo., February 14, 2018 (GLOBE NEWSWIRE) - Pilgrim’s Pride Corporation (NASDAQ: PPC) reports fourth quarter and year-end 2017 financial results. 2017 Highlights • Adjusted Operating Income margins of 11.8% in U.S., 10.6% in Mexico and 3.9% in Europe operations, respectively. • Adjusted EBITDA of $1.39 billion (or a 12.9% margin and +54.3% versus last year, excluding Moy Park). • Acquisition of Moy Park positions us as the global leader in chicken and chicken-based Prepared Foods, and aligns with our strategic priorities while providing a strong platform for future growth. • GNP integration is progressing well; operations and profitability significantly improved with synergies captured ahead of plan, and are already on par with legacy operations. • Completion of $141MM in strategic capital investments, including the Sanford, NC organic tray-pack facility and Prepared Foods Line, further increasing product portfolio differentiation, strengthening key customer relationships, and improving margin profile. Fourth Quarter Results • Consolidated numbers reflect Moy Park for the entire quarter and year, including historical data in accordance to U.S. GAAP. • Net Sales of $2.74 billion (+43.5% versus same quarter last year of $1.91 billion, excluding Moy Park). • Net Income of $134.3 million and GAAP EPS of $0.54. • Adjusted Operating Income margins of 7.3% in U.S., 4.0% in Mexico and 5.0% in Europe operations, respectively, adjusted for non-recurring items related to weather events, Moy Park acquisition and Exchange Rate fluctuations. • Adjusted EBITDA of $241.0 million (or an 8.8% margin).

Unaudited [2], In Millions, Except Per Share and Percentages

	Fourteen Weeks Ended	Thirteen Weeks Ended		Fifty-Three Weeks Ended	Fifty-Two Weeks Ended	
	Dec 31, 2017	Dec 25, 2016	Y/Y Change	Dec 31, 2017	Dec 25, 2016	Y/Y Change
Net Sales	$2,742.4	$2,370.9	+15.7%	$10,767.9	$9,878.6	+9.0%
GAAP EPS	$0.54	$0.28	+92.9%	$2.79	$1.73	+61.3%
Operating Income	$155.0	$147.0	+5.4%	$1,072.3	$792.1	+35.4%
Adjusted EBITDA (1)	$241.0	$205.4	+17.3%	$1,388.0	$1,029.7	+34.8%
Adjusted EBITDA Margin (1)	8.8%	8.7%	+0.1pts	12.9%	10.4%	+2.5pts

(1) Reconciliations for non-GAAP measures are provided in subsequent sections within this release.
(2) Figures have been adjusted to include full-quarter and year of Moy Park, in accordance to U.S. GAAP.

"We generated strong, well-balanced consolidated performance in 2017. Our U.S. and Mexico operations were solid despite logistical challenges in Q4 due to the after-effects from natural events in Puerto Rico, Mexico and the U.S., while our newly acquired U.K. and continental Europe operations were consistent. The performance once again demonstrated the strength and diversity of our portfolio of bird sizes, and is what fundamentally differentiates us from the competition, giving us the potential to reduce volatility and generate higher margins over time. While small-bird and tray-pack have remained strong during Q4, conditions in the commodity markets declined in-line with seasonality but are already recovering well in the new year, indicating the continuation of chicken demand as the protein of choice in domestic and international markets. Facing significant challenges, we are very proud of our team members who had worked tirelessly to continue the operations of our facilities while assisting with rebuilding the local communities," stated Bill Lovette, Chief Executive Officer of Pilgrim's.

"We completed the announced strategic capital investment improvements, including Sanford, NC and Moorefield, WV, which will diversify our portfolio by improving mix, reduce the impact of commodity markets, and further raise our margin profile. The Sanford conversion from commodity to organic tray-pack and the acquisition of GNP bring us leadership in premium-branded and NAE chickens while fulfilling our strategy of creating a portfolio of differentiated products to key customers."

"We are continuing to improve the performance of the GNP operations. Margins have substantially increased since the acquisition just over a year ago and have reached parity with our legacy business during Q4. The integration is going well and we have extracted significant operating and product synergies, and are also preparing to expand the distribution of our premium Just Bare Brand. Combined with the success in improving the profitability of our acquired Mexican operations, we believe we have the methodology and the experienced personnel required to grow the operating and financial performance of our U.K. and continental Europe business."

Conference Call Information

A conference call to discuss Pilgrim's quarterly results will be held tomorrow, February 15, at 7:00 a.m. MT (9 a.m. ET). Participants are encouraged to pre-register for the conference call using the link below. Callers who pre-register will be given a unique PIN to gain immediate access to the call and bypass the live operator. Participants may pre-register at any time, including up to and after the call start time.

To pre-register, go to: https://services.choruscall.com/links/ppc180215.html

You may also reach the pre-registration link by logging in through the investor section of our website at www.pilgrims.com and clicking on the link under "Upcoming Events."

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3 For those who would like to join the call but have not pre-registered, access is available by dialing +1 (844) 883-3889 within the US, or +1 (412) 317-9245 internationally, and requesting the “Pilgrim’s Pride Conference.” Please note that to submit a question to management during the call, you must be logged in via telephone. Replays of the conference call will be available on Pilgrim’s website approximately two hours after the call concludes and can be accessed through the “Investor” section of www.pilgrims.com. The webcast will be available for replay through May 15, 2018. About Pilgrim’s Pride Pilgrim’s employs approximately 51,300 people and operates chicken processing plants and prepared-foods facilities in 14 states, Puerto Rico, Mexico, the U.K, and continental Europe. The Company’s primary distribution is through retailers and foodservice distributors. For more information, please visit www.pilgrims.com. Forward-Looking Statements Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; and the impact of uncertainties of litigation as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim’s Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Contact: Dunham Winoto Director, Investor Relations IRPPC@pilgrims.com (970) 506-8192 www.pilgrims.com

4 PILGRIM’S PRIDE CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS December 31, 2017 December 25, 2016 (Unaudited) (In thousands, except share and par value data) Cash and cash equivalents $ 581,510 $ 292,544 Restricted cash and cash equivalents 8,021 4,979 Trade accounts and other receivables, less allowance for doubtful accounts 565,478 445,553 Account receivable from related parties 2,951 4,010 Inventories 1,255,070 975,608 Prepaid expenses and other current assets 102,550 81,932 Assets held for sale 708 5,259 Total current assets 2,516,288 1,809,885 Other long-lived assets 18,165 19,260 Identified intangible assets, net 617,163 471,591 Goodwill 1,001,889 887,221 Property, plant and equipment, net 2,095,147 1,833,985 Total assets $ 6,248,652 $ 5,021,942 Accounts payable $ 762,444 $ 790,378 Accounts payable to related parties 2,889 4,468 Accrued expenses 417,342 347,021 Income taxes payable 222,073 27,578 Current maturities of long-term debt 47,775 15,712 Total current liabilities 1,452,523 1,185,157 Long-term debt, less current maturities 2,635,617 1,396,124 Deferred tax liabilities 208,492 251,807 Other long-term liabilities 96,359 102,722 Total liabilities 4,392,991 2,935,810 Commitments and contingencies Preferred stock, $.01 par value, 50,000,000 shares authorized; no shares issued — — Common stock, $.01 par value, 800,000,000 shares authorized; 260,167,881 and 259,682,000 shares issued at year-end 2017 and year-end 2016, respectively; 248,752,508 and 249,046,139 shares outstanding at year-end 2017 and year-end 2016, respectively 2,602 307,288 Treasury stock, at cost, 11,415,373 shares and 10,635,861 shares at year-end 2017 and year-end 2016, respectively (231,758) (217,117) Additional paid-in capital 1,932,509 3,100,332 Retained earnings (accumulated deficit) 173,943 (782,785) Accumulated other comprehensive loss (31,140) (329,858) Total Pilgrim’s Pride Corporation stockholders’ equity 1,846,156 2,077,860 Noncontrolling interest 9,505 8,272 Total stockholders’ equity 1,855,661 2,086,132 Total liabilities and stockholders' equity $ 6,248,652 $ 5,021,942

5 PILGRIM’S PRIDE CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands, except per share data) Net sales $ 2,742,352 $ 2,370,883 $ 10,767,863 $ 9,878,564 Cost of sales 2,480,548 2,142,013 9,296,249 8,774,581 Gross profit 261,804 228,870 1,471,614 1,103,983 Selling, general and administrative expense 105,508 81,046 389,517 310,832 Administrative restructuring charges 1,279 790 9,775 1,069 Operating income 155,017 147,034 1,072,322 792,082 Interest expense, net of capitalized interest 40,868 17,156 107,183 75,636 Interest income (4,130) (301) (7,730) (2,301) Foreign currency transaction loss (gain) (159) 5,824 (2,659) 4,055 Miscellaneous, net (1,340) (2,017) (6,538) (9,344) Income before income taxes 119,778 126,372 982,066 724,036 Income tax expense (14,147) 40,940 263,899 243,919 Net income 133,925 85,432 718,167 480,117 Less: Net income (loss) from Granite holdings Sarl prior to acquisition by PPC — 15,283 23,486 40,388 Less: Net income (loss) attributable to noncontrolling interests (412) (469) 102 (803) Net income attributable to Pilgrim’s Pride Corporation $ 134,337 $ 70,618 $ 694,579 $ 440,532 Weighted average shares of common stock outstanding: Basic 248,753 250,853 248,738 253,669 Effect of dilutive common stock equivalents 241 542 233 457 Diluted 248,994 251,395 248,971 254,126 Net income attributable to Pilgrim's Pride Corporation per share of common stock outstanding: Basic $ 0.54 $ 0.28 $ 2.79 $ 1.74 Diluted $ 0.54 $ 0.28 $ 2.79 $ 1.73

6 PILGRIM’S PRIDE CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 (In thousands) Cash flows from operating activities: Net income $ 718,167 $ 480,117 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 277,792 231,708 Asset impairment 5,156 790 Foreign currency transaction gain related to borrowing arrangements (1,387) — Amortization of bond premium (180) — Gain on property disposals (506) (8,914) Loss (gain) on equity method investments (59) 452 Share-based compensation 3,020 6,102 Deferred income tax expense (benefit) (49,963) (5,034) Changes in operating assets and liabilities: Trade accounts and other receivables (82,169) (32,428) Inventories (207,399) (33,083) Prepaid expenses and other current assets (14,827) 19,270 Accounts payable and accrued expenses (22,827) 75,893 Income taxes 188,120 75,238 Long-term pension and other postretirement obligations (10,864) (10,165) Other (753) (4,584) Cash provided by operating activities 801,321 795,362 Cash flows from investing activities: Acquisitions of property, plant and equipment (339,872) (340,960) Business acquisition (658,520) — Proceeds from property disposals 4,475 13,375 Proceeds from settlement of life insurance contract 1,845 — Cash used in investing activities (992,072) (327,585) Cash flows from financing activities: Proceeds from notes payable to banks — 36,838 Payments on note payable to bank — (65,564) Payment of note payable to affiliate (753,512) — Proceeds from long-term debt 1,871,818 593,015 Payments on long-term debt (628,677) (570,015) Proceeds from equity contribution under Tax Sharing Agreement between JBS USA Food Company Holdings and Pilgrim's Pride Corporation 5,038 3,690 Tax benefit related to share-based compensation — — Contributions from noncontrolling interests — 7,252 Payment of capitalized loan costs (13,631) (693) Purchase of common stock under share repurchase program (14,641) (117,884) Purchase of common stock from retirement plan participants — (73) Payment of cash dividends — (714,785) Cash provided by financing activities 466,395 (828,219) Effect of exchange rate changes on cash and cash equivalents 16,364 (38,587)

7 Increase in cash and cash equivalents 292,008 (399,029) Cash and cash equivalents, beginning of period 297,523 696,552 Cash and cash equivalents, end of period $ 589,531 $ 297,523 Supplemental Disclosure Information: Interest paid (net of amount capitalized) $ 81,260 $ 69,857 Income taxes paid 122,956 161,026

8 PILGRIM’S PRIDE CORPORATION Selected Financial Information (Unaudited) “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) Net income $ 133,925 $ 85,432 $ 718,167 $ 480,117 Add: Interest expense, net 36,738 16,855 99,453 73,335 Income tax expense (benefit) (14,147) 40,940 263,899 243,919 Depreciation and amortization 73,167 57,580 277,792 231,708 Minus: Amortization of capitalized financing costs 2,839 2,465 5,968 5,324 EBITDA 226,844 198,342 1,353,343 1,023,755 Add: Foreign currency transaction losses (gains) (159) 5,824 (2,659) 4,055 Acquisition charges 4,567 — 19,606 — Restructuring charges 1,279 790 9,775 1,069 Puerto Rico hurricane impact 8,066 — 8,066 — Minus: Net income (loss) attributable to noncontrolling interest (412) (469) 102 (803) Adjusted EBITDA $ 241,009 $ 205,425 $ 1,388,029 $ 1,029,682

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Fourteen Weeks Ended December 31, 2017	Thirteen Weeks Ended December 25, 2016	Fifty-Three Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 25, 2016	Fourteen Weeks Ended December 31, 2017	Thirteen Weeks Ended December 25, 2016	Fifty-Three Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 25, 2016
	(In thousands)							
Net income	$ 133,925	$ 85,432	$ 718,167	$ 480,117	4.88 %	3.60 %	6.67 %	4.86 %
Add:								
Interest expense, net	36,738	16,855	99,453	73,335	1.34 %	0.71 %	0.92 %	0.74 %
Income tax expense (benefit)	(14,147)	40,940	263,899	243,919	(0.52)%	1.73 %	2.45 %	2.47 %
Depreciation and amortization	73,167	57,580	277,792	231,708	2.67 %	2.43 %	2.58 %	2.35 %
Minus:								
Amortization of capitalized financing costs	2,839	2,465	5,968	5,324	0.10 %	0.10 %	0.06 %	0.05 %
EBITDA	226,844	198,342	1,353,343	1,023,755	8.27 %	8.37 %	12.57 %	10.36 %
Add:								
Foreign currency transaction losses (gains)	(159)	5,824	(2,659)	4,055	(0.01)%	0.25 %	(0.02)%	0.04 %
Acquisition charges	4,567	—	19,606	—	0.17 %	— %	0.18 %	— %
Restructuring charges	1,279	790	9,775	1,069	0.05 %	0.03 %	0.09 %	0.01 %
Puerto Rico hurricane impact	8,066	—	8,066	—	0.29 %	— %	0.07 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	(412)	(469)	102	(803)	(0.02)%	(0.02)%	— %	(0.01)%
Adjusted EBITDA	$ 241,009	$ 205,425	$ 1,388,029	$ 1,029,682	8.79 %	8.66 %	12.89 %	10.42 %
Net Revenue:	$ 2,742,352	$ 2,370,883	$10,767,863	$9,878,564	$ 2,742,352	$ 2,370,883	$10,767,863	$ 9,878,564

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10 A reconciliation of GAAP operating income to adjusted operating income is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) GAAP operating income (US operations) $ 122,370 $ 92,279 $ 841,491 $ 572,559 Administrative restructuring charges 529 790 9,025 1,069 Acquisition charges 4,567 — 19,606 — Puerto Rico hurricane impact 8,066 — 8,066 — Adjusted operating income (US operations) $ 135,532 $ 93,069 $ 878,188 $ 573,628 Adjusted operating income margin (US operations) 7.19% 5.82% 11.80% 8.60% GAAP operating income (Mexico operations) $ 7,390 $ 32,000 $ 153,631 $ 140,856 Foreign exchange 6,100 — (13,000) — Adjusted operating income (Mexico operations) $ 13,490 $ 32,000 $ 140,631 $ 140,856 Adjusted operating income margin (Mexico operations) 4.04% 10.35% 10.59% 11.18% GAAP operating income (Europe operations) $ 25,231 $ 22,731 $ 77,105 $ 78,572 Administrative restructuring charges 750 — 750 — Adjusted operating income (Europe operations) $ 25,981 $ 22,731 $ 77,855 $ 78,572 Adjusted operating income margin (Europe operations) 4.97% 4.91% 3.90% 4.03%

11 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) Sources of net sales by country of origin: US: $ 1,886,133 $ 1,599,052 $ 7,443,222 $ 6,671,403 Europe: 522,465 462,733 1,996,319 1,947,441 Mexico 333,754 309,098 1,328,322 1,259,720 Total net sales: $ 2,742,352 $ 2,370,883 $ 10,767,863 $ 9,878,564 Sources of cost of sales by country of origin: US: $ 1,691,586 $ 1,458,670 $ 6,348,411 $ 5,929,318 Europe: 472,016 414,576 1,808,139 1,757,818 Mexico 316,972 268,791 1,139,794 1,087,540 Elimination: (26) (24) (95) (95) Total cost of sales: $ 2,480,548 $ 2,142,013 $ 9,296,249 $ 8,774,581 Sources of gross profit by country of origin: US: $ 194,549 $ 140,382 $ 1,094,811 $ 742,085 Europe: 50,446 48,157 188,180 189,623 Mexico 16,783 40,306 188,528 172,180 Elimination: 26 25 95 95 Total gross profit: $ 261,804 $ 228,870 $ 1,471,614 $ 1,103,983 Sources of operating income by country of origin: US: $ 122,370 $ 92,279 $ 841,491 $ 572,559 Europe: 25,231 22,731 77,105 78,572 Mexico 7,390 32,000 153,631 140,856 Elimination: 26 24 95 95 Total operating income: $ 155,017 $ 147,034 $ 1,072,322 $ 792,082